SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(formerly CannAssist International Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-55809	82-1873116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

400 1ST AVE N., STE. 100

MINNEAPOLIS MN 55401

(612) 414-7121

 (Current Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

855 SOUTH MISSION AVENUE, SUITE #K400

FALLBROOK CA 92028

(888) 991-2196

 (Former Address, including zip code, and former telephone number, including area code,

of registrant’s principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

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ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Anthony Sanneh as Chief Executive Officer, Chief Financial Officer and Secretary

Effective as of May 15, 2022 (as originally reported on Form 8-K filed on April 21, 2022), Anthony Sanneh resigned as Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Sanneh’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of Thomas Spruce as Chief Executive Officer, Chief Financial Officer and Secretary

On May 18, 2022, Thomas Spruce was appointed as the Company’s Chief Executive Officer, Chief Financial Officer and Secretary, in addition to his existing offices as the President, Chief Operating Officer and sole Director of the Company, effective immediately.

Biography of Thomas Spruce

Thomas Spruce, age 66, is the Company’s President, Chief Operating Officer and sole Director. Mr. Spruce has decades of experience in large corporations, small companies, and start-ups in a variety of sales management, operations management, business development, and consulting roles with product and service businesses. From 2008 to the present, Mr. Spruce has served as the President and CEO of His Speed, Inc., a company that specializes in business management, development, and consulting. Prior to 2008, Mr. Spruce served in management positions at the Principle Pharmacy Group, MediqPRN/Hill-Rom and Owen Healthcare/Cardinal Health, where he managed sales, operations management, business transition, integrated sales, and enterprise account management. Mr. Spruce has a Bachelor of Sciences in Pharmacy from the University of Arkansas, is a licensed pharmacist, is a Board Member at The Victory Way, has served as Board Chairman of the Dean’s Advisory Council- Western University School of Pharmacy and was a Fellow at the American College of Healthcare Executives.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

17.1*	Correspondence from Anthony Sanneh (originally filed as an exhibit to the Company’ Current Report on Form 8-K dated April 21, 2022)
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Date: May 19, 2022	By:	/s/ Thomas Spruce
Thomas Spruce
Chief Executive Officer

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